SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------

         Date of report (Date of earliest event reported): July 1, 1999



                            IPC COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



       Delaware                    000-26171                  13-4060937
  -------------------        --------------------      ------------------------
    (State or other            (Commission File             (IRS Employer
    jurisdiction of                 Number)              Identification No.)
    incorporation)


           WALL STREET PLAZA, 88 PINE STREET, NEW YORK, NEW YORK 10005 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (212) 825-9060


                                      NONE
          (Former name or former address, if changed since last report)

ITEMS 1 THROUGH 4, 6, 8 AND 9

         Not applicable.


ITEM 5. OTHER EVENTS

         On July 1, 1999, Amendment No. 1 to the Amended and Restated Credit Agreement dated as of June 21, 1999 (originally dated April 30, 1998) (the "Credit Agreement") by and among IPC Communications, Inc., IPC Information Systems, Inc., IPC Funding Corp., General Electric Capital Corporation, as the Administrative Agent and Collateral Agent, Morgan Stanley Senior Funding, Inc., as Syndication Agent, and the Lenders and the Issuing Bank named therein, was entered into in order to clarify certain provisions of the Credit Agreement.

         The Company hereby incorporates into this Item 5 by reference Amendment No. 1 to the Amended and Restated Credit Agreement attached hereto as Exhibit 10.22.2.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Financial statements of businesses acquired

                           Not applicable.

                  (b)      Pro forma financial information.

                           Not applicable.

                  (c) The following Exhibit is filed as part of this report:

             EXHIBIT NO.                       DESCRIPTION
             -----------                       -----------
               10.22.2              Amendment No. 1 dated as of July
                                    1, 1999 to the Amended and
                                    Restated Credit Agreement, dated
                                    as of June 21, 1999, by and among
                                    IPC Information Systems, Inc., as
                                    Parent Borrower, IPC Funding
                                    Corp., as Sub Borrower, IPC
                                    Communications, Inc., as a Loan
                                    Party, General Electric Capital
                                    Corporation, as Administrative
                                    Agent and Collateral Agent, Morgan
                                    Stanley Senior Funding, Inc., as
                                    Syndication Agent, and the Lenders
                                    and the Issuing Bank named therein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  IPC COMMUNICATIONS, INC.


                                  By:   /s/ Gerald E. Starr
                                        -------------------------------------
                                        Gerald E. Starr
                                        President and Chief Executive Officer


Dated:  July 2, 1999

         EXHIBIT INDEX


                   Exhibit                Description
                   -------                -----------
                   10.22.2 Amendment No. 1 dated as of July 1, 1999 to the Amended and Restated Credit Agreement, dated as of June 21, 1999, by and among IPC Information Systems, Inc., as Parent Borrower, IPC Funding Corp., as Sub Borrower, IPC Communications, Inc., as a Loan Party, General Electric Capital Corporation, as Administrative Agent and Collateral Agent, Morgan Stanley Senior Funding, Inc., as Syndication Agent, and the Lenders and the Issuing Bank named therein.